EX.99.906 CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the LKCM Funds hereby certify, to such officer's knowledge, that the report on Form N-CSR of the LKCM Funds for the period ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the LKCM Funds for the stated period.


/s/ Luther King                          /s/ Richard Lenart
_______________________________________  _______________________________________
J. Luther King, Jr.                      Richard Lenart
President, LKCM Funds                    Treasurer, LKCM Funds

Dated: 9/5/2007
       ______________________


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by LKCM Funds for purposes of Section 18 of the Securities Exchange Act of 1934.